Revenue	12 Months Ended
Dec. 31, 2024
Revenue [abstract]
Revenue
24 Revenue
Revenue is comprised of the following:

	For the year ended December 31,
In thousands of USD	2022(1)	2023(1)	2024
First-party sales	81,728	86,384	76,518
Third-party sales	91,870	81,593	78,775
Value-added services	6,322	3,857	2,875
Marketing and advertising	16,940	12,392	7,716
Other revenue	6,440	2,176	1,602
Revenue	203,300	186,402	167,486
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(1)Re-presented for accounting policy change. See Note 7.
The Group's primary sources of revenue are first-party sales and third-party sales.
Revenue decreased by 10.1% from USD 186.4 million in 2023 to USD 167.5 million in 2024, primarily due to currency devaluations and lower first-party corporate sales in Egypt.
No single customer accounted for more than 10% of Group revenues for the years ended December 31, 2024, 2023 and 2022.
The breakdown of the Group’s revenue from contracts with customers by region is disclosed in the Note 2 u) Segments.